                                                                 EXHIBIT 10.23.1

                           FIRST AMENDMENT OF LEASE

     This First Amendment of Lease is made as of this 20th day of April, 1998, by and between Lot 4 LLC (hereinafter referred to as "Landlord"), and Acorn Information Services, Inc., of Fairfield, Connecticut (hereinafter referred to as "Tenant").

     In consideration of the mutual benefits and obligations set forth herein, the parties hereby amend a certain lease between Landlord and Tenant dated January 5, 1998, for the lease of space in Landlord's building at 4 Corporate Drive, Shelton, Connecticut (the January 5, 1998 lease as amended, hereinafter referred to collectively as the "Lease"), in the following manner:

     A. Paragraph 1.1 (b) of the Lease is deleted and is replaced with the following:

               "1.1 (b) The "Leased Premises" is located on the second floor of the Building, with the floor area outline of the Leased Premises being shown on Exhibit A, attached hereto."

     B. Paragraph 1.1 (c) of the Lease is deleted and is replaced with the following:

               "1.1 (c) The "Leased Premises Square Footage" is 7,166 square feet."

     C. Exhibit A is added to the Lease and is attached to this First Amendment of Lease.

     In the event of any conflict between this First Amendment of Lease and the January 5, 1998 lease, this First Amendment of Lease shall control, the Lease being hereby ratified and to remain in full force and effect in all other respects.


     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.


                                     Acorn Information Services, Inc


                                     By: /s/ Venkat Sharma
                                         -----------------
                                         Venkat Sharma

                                         its duly authorized
                                         Chief Executive Officer


                                     Lot 4 LLC

                                     By: /s/ Robert D. Scinto
                                         --------------------
                                         Robert D. Scinto, a member

State of Connecticut
                                 ss Town of Fairfield
County of Fairfield

     Personally appeared Venkat Sharma, signer and sealer of the foregoing instrument and duly authorized President of Acorn Information Services, Inc., who acknowledged the same to be his free act and deed and duly authorized free act and deed of Acorn Information Services, Inc., before me, this ________ day of April, 1998.


                                     ___________________________________
                                     Commissioner of the Superior Court/
                                     Notary Public

State of Connecticut
                                 ss City of Shelton
County of Fairfield

     Personally appeared Robert D. Scinto, signer and sealer of the foregoing instrument and the duly authorized member of Lot 4 LLC, who acknowledged the same to be his free act and deed and the duly authorized free act and deed of Lot 4 LLC before me, this 20th day of April, 1998.


                                     /s/ Eleanor M. Choate
                                     ---------------------
                                         Notary Public


                                     Eleanor M. Choate
                                     Notary Public
                                     My Commission Expires July 31, 1998

                                    46-375



                           MONTHLY RENTAL BREAKDOWN



BASIC MINIMUM MONTHLY RENT                                     $ 7,166.00
BUDGETED MONTHLY OPERATING EXPENSES @ $5.52                    $ 3,296.36
BUDGETED INTERIOR ELECTRIC                                     $   746.45
OTHER CHARGES                                                  $   378.27
                                                               ----------

           TOTAL MONTHLY PAYMENT DUE JANUARY 1, 1999           $11,587.08
                                                               ----------